Exhibit 99.77D1

The prospectus supplement filed pursuant to Rule 497 under the
Securities Act of 1933, as amended, on behalf of TIFF Multi-Asset Fund
on or about September 23, 2015 (Accession No. 	0001144204-15-
056147) is hereby incorporated by reference within this Form N-SAR.